For the fiscal year ended December 31, 2005.
File number 811-03336
Jennison Blend Fund, Inc.


SUB-ITEM 77D
Policies With Respect to Security Investment


JennisonDryden Funds

Supplement dated June 23, 2005


The Boards of Directors/Trustees of each of the Funds listed below recently approved certain changes to the portfolio holdings disclosure policy for each of the Funds.

Pursuant to the revised policy, the Funds will provide a full list of their portfolio securities on the Funds' website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month. Accordingly, for each Fund, as of the effective date listed below, the section of the Prospectus titled "How the Fund is Managed-Disclosure of Portfolio Holdings" and the section of the Statement of Additional Information
(SAI) titled "Disclosure of Portfolio Holdings" are hereby amended to reflect such changes and any contrary language is hereby deleted.


Listed below are the names of the JennisonDryden Funds to which this Supplement relates, the date of each Fund's Prospectus/SAI, and the effective date of this Supplement with respect to each Fund:

Fund Name
Prospectus/SAI Date
Effective Date
Dryden Short-Term Bond Fund, Inc.
- Dryden Short-Term Corporate Bond Fund
- Dryden Ultra Short Bond Fund
April 12, 2005
On or about June 30, 2005
MoneyMart Assets, Inc.
February 25, 2005
On or about June 30, 2005
Prudential World Fund, Inc.
- Jennison Global Growth Fund
- Dryden International Equity Fund
February 24, 2005
On or about June 30, 2005
Dryden Global Total Return Fund, Inc.
April 7, 2005
On or about June 30, 2005
Dryden Tax-Free Money Fund
April 7, 2005
On or about June 30, 2005
Prudential Institutional Liquidity Portfolio, Inc.
  -      Institutional Money Market Series
May 27, 2005
On or about June 30, 2005
Dryden Government Securities Trust
  -      Money Market Series
March 7, 2005
On or about June 30, 2005
Strategic Partners Opportunity Funds
  -      Jennison Select Growth Fund
June 30, 2004
On or about June 30, 2005
The Prudential Investment Portfolios, Inc.
- Dryden Active Allocation Fund
November 23, 2004
On or about June 30, 2005
Dryden Tax-Managed Funds
  -      Dryden Large Cap Core Equity Fund
February 23, 2005
On or about July 30, 2005
Dryden Index Series Fund
  -      Dryden Stock Index Fund
November 29, 2004
On or about July 30, 2005
Jennison 20/20 Focus Fund
March 29, 2005
On or about July 30, 2005
The Prudential Investment Portfolios, Inc.
- Jennison Equity Opportunity Fund
- Jennison Growth Fund
November 23, 2004
On or about July 30, 2005
Jennison Natural Resources Fund, Inc.
July 28, 2004
On or about July 30, 2005
Jennison U.S. Emerging Growth Fund, Inc.
February 24, 2005
On or about July 30, 2005
Jennison Value Fund
February 24, 2005
On or about July 30, 2005
Dryden Small-Cap Core Equity Fund, Inc.

February 23, 2005
On or about July 30, 2005


Fund Name
Prospectus/SAI Date
Effective Date
Jennison Sector Funds, Inc.
- Jennison Financial Services Fund
- Jennison Health Sciences Fund
- Jennison Technology Fund
- Jennison Utility Fund
March 18, 2005
On or about July 30, 2005
Jennison Small Company Fund, Inc.
November 30, 2004
On or about July 30, 2005
Dryden Total Return Bond Fund, Inc.
April 14, 2005
On or about August 30, 2005
Dryden Government Income Fund, Inc.
April 28, 2005
On or about August 30, 2005
Dryden High Yield Fund, Inc.
March 25, 2005
On or about August 30, 2005
The Prudential Investment Portfolios, Inc.
- JennisonDryden Conservative Allocation Fund
- JennisonDryden Moderate Allocation Fund
- JennisonDryden Growth Allocation Fund
October 31, 2004
On or about August 30, 2005
Dryden Municipal Series Fund
- New Jersey Series
- New York Series
- Pennsylvania Series
October 31, 2004
On or about October 30, 2005
Dryden California Municipal Fund
- California Series
- California Income Series
October 31, 2004
On or about October 30, 2005
Dryden Municipal Series Fund
  -      Florida Series
October 31, 2004
On or about October 30, 2005
Dryden National Municipals Fund, Inc.
April 8, 2005
On or about October 30, 2005
Jennison Blend Fund, Inc.
March 23, 2005
On or about October 30, 2005
Cash Accumulation Trust
- Liquid Assets Fund
- National Money Market Fund
November 24, 2004
On or about October 30, 2005

















MF2005C11